ONE LIBERTY PROPERTIES, INC.

One Liberty Properties
March 2015

onelibertyproperties.com

Safe Harbor Statement

Certain information contained in this presentation, together with other statements and information publicly disseminated by One Liberty Properties, Inc. (the "Company"), constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made. These amounts may fluctuate as a result of lease defaults by our tenants or fluctuations in the economy that affect our tenants. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward-looking statements appear in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and the Quarterly Reports on Form 10-Q filed with the SEC thereafter, and in particular the sections of such document entitled "Item 1A. Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results or performance referred to above. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise.

OLP INVESTMENT HIGHLIGHTS

ONE LIBERTY PROPERTIES, INC.

- Stockholder return & dividend
- Disciplined track record through economic cycles
- Focus on real estate fundamentals
- Active portfolio management
- Experienced management team

Experienced Management Team

ONE LIBERTY PROPERTIES, INC.

Patrick J. Callan, Jr. *President & CEO*	• Chief Executive Officer since 2008, President since 2006, Director since 2002 • Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie • Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio
Lawrence G. Ricketts, Jr. *COO & EVP*	• Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999) • Over $1 billion in transaction experience in acquisitions and dispositions on over 180 deals
David W. Kalish, CPA *SVP & CFO*	• Senior Vice President and Chief Financial Officer since 1990 • Senior Vice President, Finance of BRT Realty Trust (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990
Matthew J. Gould *Chairman*	• Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011 • Senior Vice President of BRT Realty Trust (NYSE: BRT) since 1993 and Trustee since 2004 • Chairman of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012
Fredric H. Gould *Vice Chairman*	• Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013 • Chairman of BRT Realty Trust (NYSE: BRT) from 1984 to April 2013 and Trustee since 1984 • Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013 • Director of EastGroup Properties, Inc. (NYSE: EGP) since 1998

Stockholder Return

5-Year Annualized Total Return



35%
30%
25%
20%
15%
10%
5%
0%
31.2%
16.9%
15.5%
OLP
NAREIT Equity Index
S&P 500

Stockholder Return

10-Year Annualized Total Return


9.2%
8.3%
7.7%
10%
8%
6%
4%
2%
0%
OLP
NAREIT Equity Index
S&P 500

Growth in Operations

ONE LIBERTY PROPERTIES, INC.



Historical FFO Per Share (1)
$1.80
$1.70
$1.60
$1.50
$1.61
$1.59
$1.66
$1.75
2011
2012
2013
2014



Historical AFFO Per Share (1)
$1.90
$1.80
$1.70
$1.60
$1.50
$1.56
$1.65
$1.75
$1.84
2011
2012
2013
2014

(1) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to FFO per diluted share and AFFO per diluted share may be found at the end of this presentation

Dividend Growth



$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.32
$1.34
$1.42
$1.50
82.0% FFO 84.6% AFFO Payout
84.3% FFO 81.2% AFFO Payout
85.5% FFO 81.1% AFFO Payout
85.7% FFO 81.5% AFFO Payout
2011
2012
2013
2014

Financial & Portfolio Summary

ONE LIBERTY PROPERTIES, INC.

Number of Properties (1):	114
Square Footage (1):	6.7 million
Current Occupancy (1):	98% +
Total Enterprise Value (2):	$676 million
Shares Outstanding at 12/31/14:	16.2 million
Current Annualized Dividend:	$1.56
Dividend Yield (3):	6.4%

(1) As of 2/28/15 and includes five properties owned by unconsolidated joint ventures
(2) Enterprise value means the sum of OLP's market cap, debt (including our share of debt in unconsolidated subsidiaries) and non-controlling interests, less cash (including our share of cash in unconsolidated subsidiaries) at 12/31/14
(3) Based on closing price of $24.22 as of 3/17/15

Steady Revenue Growth

ONE LIBERTY PROPERTIES, INC.

Total Revenue (1)



($ in millions)
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$35.2 (2)
$36.7
$40.9
$43.8
$51.0
$60.5 (2)
2009
2010
2011
2012
2013
2014

(1) Total revenue is all tenant related revenue, including straight-line rent accruals and amortization of intangibles
(2) Includes a lease termination fee of $1.8 million in 2009 and $1.3 million in 2014

Stable Occupancy(1)


100.0%
90.0%
100.0%
98.0%
99.0%
98.9%
98.1%
98.8%
99.6%
98.6%
2007
2008
2009
2010
2011
2012
2013
2014

(1) As at December 31 and includes our unconsolidated joint ventures

115 properties in 30 states(1)

ONE LIBERTY PROPERTIES, INC.



Highest State Concentration by 2015 Contractual Rental Income (1)

State	Number of Properties	2015 Contractual Rental Income	% of 2015 Contractual Rental Income
Texas	12	$ 6,228,419	11.4%
New York	9	$ 5,619,775	10.2%
Georgia	14	$ 4,607,686	8.4%
Pennsylvania	10	$ 4,573,231	8.3%
South Carolina	4	$ 4,210,693	7.7%
	49	**$ 25,239,804**	**46.0%**

(1) As of 12/31/14

Diversified Portfolio

ONE LIBERTY PROPERTIES, INC.

Type of Property	Number of Properties	2015 Contractual Rental Income (1)	% of 2015 Contractual Rental Income
Retail – General	45	$ 15,429,355	28.1%
– Furniture	14	$ 5,808,162	10.6%
– Restaurant	19	$ 3,691,503	6.7%
– Office Supply	8	$ 3,100,631	5.7%
– Supermarket	3	$ 2,818,230	5.1%
Industrial	15	$ 11,674,043	21.3%
Flex	3	$ 3,339,262	6.1%
Health & Fitness	3	$ 3,054,922	5.6%
Other	5	$ 5,922,579	10.8%
	115	**$ 54,838,687**	**100.0%**

(1) Our 2015 contractual rental income includes, after giving effect to any abatements, concessions or adjustments, base rent that is payable to us in 2015 under leases existing at 12/31/14, excluding two properties sold/disposed of in January 2015 and including our $1.5 million share of the base rent payable to our unconsolidated joint ventures. Contractual rental income excludes straight-line rent accruals and amortization of intangibles.

Diversified Tenant Base

ONE LIBERTY PROPERTIES, INC.

Top Tenants

Tenant	Number of Properties	2015 Contractual Rental Income	% of 2015 Contractual Rental Income
Haverty Furniture Companies, Inc. (NYSE: HVT)	11	$ 4,568,723	8.3%
Office Depot, Inc. (NYSE: ODP)	8	$ 3,100,631	5.7%
LA Fitness International, LLC	3	$ 3,054,922	5.6%
Northern Tool & Equipment	1	$ 2,697,150	4.9%
Ferguson Enterprises, Inc.	1	$ 2,466,630	4.5%
	24	**$ 15,888,056**	**29.0%**

Lease Expirations

ONE LIBERTY PROPERTIES, INC.

Year Ending December 31,	Number of Leases Expiring	2015 Contractual Rental Income Under Leases Expiring	% of 2015 Contractual Rental Income Represented by Leases Expiring	Approximate Square Feet Subject To Leases Expiring	% of Square Feet Represented by Leases Expiring
2015	8	$ 1,713,238	3.1%	439,385	6.6%
2016	15	$ 3,826,884	7.0%	464,841	7.0%
2017	12	$ 2,208,063	4.0%	126,740	1.9%
2018	19	$ 5,613,860	10.2%	406,228	6.1%
2019	7	$ 2,038,968	3.7%	247,853	3.8%
2020	9	$ 4,620,572	8.4%	199,176	3.0%
2021	9	$ 2,357,894	4.3%	291,546	4.4%
2022	12	$ 11,563,973	21.1%	2,028,246	30.6%
2023	5	$ 3,851,903	7.0%	545,092	8.2%
2024 & Beyond	27	$ 17,043,332	31.2%	1,877,152	28.4%
	123	**$ 54,838,687**	**100.0%**	**6,626,259**	**100.0%**

Acquisition Track Record

ONE LIBERTY PROPERTIES, INC.

- Acquired $56.8 million of properties in 2014 and $107.5 million of properties in 2013
- Current pipeline of diverse opportunities in excess of $250 million
- Transactions sourced through relationships, developers, partners and brokers

Acquisitions Per Year


($ in millions)
$120
$100
$80
$60
$40
$20
$0
$0.0
$72.3
$28.0
$44.6
$107.5
$56.8
2009
2010
2011
2012
2013
2014

Recent Acquisitions

ONE LIBERTY PROPERTIES, INC.

Date Acquired	Property Type	Tenant (or d/b/a)	City	State	Lease Expiration	Purchase Price	GAAP Yield (1)	Financing Information (at time of purchase)
02/25/2015	Shopping Center	Club USA, Chase, Tile Shop, etc.	Lakewood	CO	05/31/2015 - 12/31/2032	$ 17,485,000	7.3% (2)	$11,853,000 mortgage
01/21/2014	Retail	Total Wine & More	Greensboro	NC	10/31/2017	$ 2,971,000	9.5%	All Cash
01/23/2014	Restaurant	Chuck E. Cheese	Indianapolis	IN	06/30/2018	$ 2,138,000	7.7%	All Cash
05/07/2014	Retail	Savers Thrift Superstore	Highlands Ranch	CO	09/30/2022	$ 4,825,000	8.8%	All Cash
05/21/2014	Retail	Hobby Lobby	Woodbury	MN	02/29/2024	$ 4,770,000	7.4%	All Cash
06/04/2014	Other	River Crossing Apartments	Sandy Springs	GA	05/31/2044	$ 6,510,000	14.3%	All Cash
06/26/2014	Industrial	Noxell Corporation	Joppa	MD	09/30/2015	$ 11,650,000	7.8% (3)	All Cash
10/02/2014	Other	Regal Cinemas Theater	Indianapolis	IN	12/31/2027	$ 9,000,000	8.1%	All Cash
10/21/2014	Supermarket	Pathmark	Philadelphia	PA	09/30/2021	$ 7,729,000	9.0% (2)	$4,635,000 mortgage
11/21/2014	Industrial	Progressive Converting	New Hope	MN	01/31/2024	$ 7,200,000	7.4%	All Cash

(1) GAAP yield represents total annualized contractual rental income plus straight line rent accruals divided by the purchase price
(2) Represents the estimated yield as of 3/17/15 earned by our consolidated joint venture in which we have a 90% interest
(3) Represents the GAAP yield earned by our consolidated joint venture in which we have a 95% interest

Recent Mortgages

ONE LIBERTY PROPERTIES, INC.

Date Financed	Property Type	Tenant (or d/b/a)	City	State	Mortgage Amount	Mortgage Maturity	Interest Rate
02/25/2015	Shopping Center	Club USA, Chase, The Tile Shop, etc.	Lakewood	CO	$ 11,852,750	02/25/2025	4.12%
02/10/2015	Industrial	Progressive Converting	New Hope	MN	$ 4,450,000	03/01/2025	4.20%
02/06/2015 (1)	Industrial	Caterpillar Global Mining	Milwaukee	WI	$ 7,475,000	03/01/2022	3.49%
01/30/2015	Retail	Hobby Lobby	Onalaska	WI	$ 3,800,000	02/01/2030	4.38%
12/03/2014	Other	Regal Cinemas Theater	Indianapolis	IN	$ 4,500,000	12/03/2024	5.00%
11/21/2014	Supermarket	Pathmark	Philadelphia	PA	$ 4,635,000	11/01/2021	3.89%
10/07/2014	Restaurant	Chuck E Cheese	Indianapolis	IN	$ 1,000,000	10/07/2019	4.45%
10/07/2014	Restaurant	TGI Fridays	Richmond/Greensboro	VA/NC	$ 3,500,000	10/07/2021	4.60%
09/09/2014	Retail	Hobby Lobby	Woodbury	MN	$ 3,200,000	10/01/2024	4.50%
08/22/2014	Restaurant	Hooters	Myrtle Beach & Concord	SC/NC	$ 3,317,600	09/01/2024	4.38%
08/19/2014	Industrial	Mitsubishi	Melville	NY	$ 3,000,000	09/10/2019	3.69%
08/01/2014 (1)	Office Supply	Office Depot/Michaels	Athens	GA	$ 3,000,000	03/05/2024	4.68%
07/16/2014 (1)	Health & Fitness	LA Fitness	Hamilton	OH	$ 5,225,000	12/05/2023	4.62%
05/14/2014	Retail	Walgreens	Cape Girardeau	MO	$ 1,360,500	02/05/2024	4.57%
03/06/2014	Industrial	FedEx Express	Indianapolis	IN	$ 6,500,000	03/10/2024	4.51%
03/04/2014	Retail	Total Wine & More	Greensboro	NC	$ 1,485,500	11/05/2022	5.16%
02/25/2014 (1)	Shopping Center	Kohl's, Giant, Marshalls, etc.	Royersford	PA	$ 19,750,000	03/01/2024	4.75%

(1) These mortgages were refinanced or modified

Acquisition Case Study – Ground Lease

- In June 2014, acquired 14.35 acres of land located in Sandy Springs, GA which was simultaneously ground leased to an experienced multi-family operator
- The land is improved by a class A 215,124 SF 196 unit garden style multi-family complex
- The tenant is currently renovating the property at a cost of $1.8 million

Purchase Price	$ 6,510,000
Year 1 Ground Rent to OLP	$ 585,913
Return on Equity	***9.00%***





SUBJECT PROPERTY
River Crossing
9200 Roberts Drive, Sandy Springs (Atlanta), GA 30350
6 Miles
17 Miles
Roswell
Johns Creek
East Cobb
Dunwoody
Sandy Springs
Perimeter Center
Norcross
Smyrna
Cumberland
Chamblee
Vinings
Brookhaven
Tucker
North Druid Hills
North Decatur
Decatur
Atlanta
Belvedere Park
Candler-McAfee

Acquisition Case Study – Retail

ONE LIBERTY PROPERTIES, INC.

- In May 2014, acquired a retail property in Woodbury, MN leased to Hobby Lobby, Inc.
- The property is located 18 miles east of Minneapolis and 8 miles east of St. Paul
- Hobby Lobby had $3.3 billion in revenue and operates over 600 stores. This is their first store in the Minneapolis-St. Paul area
- Building is 49,406 SF on 5.54 acres of land

Purchase Price	$4,770,000
Mortgage (1)	($3,200,000)
Net Equity Invested	$1,570,000
Year 1 Rental Income	$345,842
Year 1 Interest Expense - 4.50% (1)	(141,612)
Net Cash to OLP	$204,230
Return on Equity	***13.01%***


OPENING
HOBBY LOBBY


BURGER KING
STAPLES
HOBBY LOBBY
Chipotle
Daily Traffic: 31,000
Sams
chili's
BANK

(1) Mortgage closed 9/9/14 with an interest rate of 4.5%

Acquisition Case Study – Industrial

ONE LIBERTY PROPERTIES, INC.

- Acquired a distribution facility in New Hope (Minneapolis), MN in November 2014, net leased to Progressive Converting, Inc.
- Progressive Converting, Inc. is the largest paper converter by market share in the United States
- 7 miles northwest of downtown Minneapolis – northwest Minneapolis-St. Paul submarket features a low vacancy rate of 5.8%
- The building is 121,225 SF on 7.33 acres of land with 27' clear heights and 23 dock doors and a $1.2 million renovation was recently completed



Purchase Price	$7,200,000
Mortgage (1)	($4,450,000)
Net Equity Invested	$2,750,000
Year 1 Rental Income	$511,796
Year 1 Interest Expense - 4.20% (1)	(185,453)
Net Cash to OLP	$326,343
Return on Equity	***11.87%***



SUBJECT PROPERTY
4948 Winnetka Ave N
Progressive Converting
7 Miles
Minneapolis
Brooklyn Park
New Hope
Crystal
Golden Valley
St Louis Park
Fridley
Columbia Heights

(1) Mortgage closed 2/10/15 with an interest rate of 4.20%

Acquisition Case Study – Disposition

ONE LIBERTY PROPERTIES, INC.

- Acquired, through a JV, a vacant Home Depot in Cherry Hill, NJ in October 2011
- 6 miles east of downtown Philadelphia
- The building is 114,000 SF on 12.4 acres of land
- Simultaneously with closing we entered into a long term lease with Burlington Coat Factory for roughly 61% of the building
- Financed the asset in February 2012
- Leased the remaining vacancy to Sears Outlet Stores in June 2013
- Property sold January 13, 2015 for $16.3 million, resulting in a gain of approximately $4.7 million, net of all costs

Purchase Price	$ 5,800,000
Sale Price	$16,300,000
Internal Rate of Return to OLP	***22.3%***


searsoutlet


Burlington

Balance Sheet Information

ONE LIBERTY PROPERTIES, INC.

Gross Assets (1):	$667.0 million
Total Debt/Gross Assets (2):	47.1%
Fixed Rate Debt (3):	95.8%
Debt Service Coverage Ratio (4):	2.2
Fixed Charge Coverage Ratio (4):	3.2
FFO Payout (5):	85.7%

- **Liquidity available to acquire in excess of $200 million of properties as of March 12, 2015**
- **$65.9 million available on a $75 million Line of Credit as of March 9, 2015**

(1) Gross assets represents total assets plus accumulated depreciation of $76.6 million at 12/31/14
(2) Total debt represents total debt plus $8.6 million, representing our 50% share of debt of our unconsolidated joint ventures at 12/31/14
(3) Calculated as of 12/31/14
(4) Calculated in accordance with the credit facility at 12/31/14
(5) Calculated based on the annual dividend and FFO per share as of 12/31/14

Laddered Mortgage Debt Maturities(1)

- Weighted average interest rate of 5.02% on fixed rate debt
- There is approximately $7.1 million ($0.44 per share) of scheduled amortization of mortgages for the 12 months ending December 31, 2015



Balloon Payments Due For the Twelve Months Ending December 31,
($ in millions)
$120
$100
$80
$60
$40
$20
$0
$13.3
$25.7
$21.9
$12.1
$8.4
$100.2
2015
2016
2017
2018
2019
2020 & Beyond

(1) Excludes our unconsolidated joint venture mortgages

ONE LIBERTY PROPERTIES, INC.

TOP TENANTS PROFILES

Havertys Furniture – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Haverty Furniture Companies, Inc. (NYSE:HVT)
- Represents 8.3% of 2015 contractual rental income
- Full service home furnishings retailer founded in 1885
- Public company since 1929
- 120 showrooms in 16 states in the Southern and Midwestern regions
- Havertys has weathered many economic cycles, from recessions to depressions to boom times
- Total assets of $461 million and stockholders' equity of $292 million as of December 31, 2014



Havertys – Cedar Park (Austin), TX

Source: Tenant's website

- 11 properties aggregating 612,130 SF
  - Duluth (Atlanta), GA
  - Fayetteville (Atlanta), GA
  - Wichita, KS
  - Lexington, KY
  - Bluffton (Hilton Head), SC
  - Amarillo, TX
  - Cedar Park (Austin), TX
  - Tyler, TX
  - Richmond, VA
  - Newport News, VA
  - Virginia Beach, VA
- Properties subject to a unitary lease which expires in 2022
- The rent per square foot on the portfolio is $7.46

Representative Havertys – Cedar Park (Austin), TX

ONE LIBERTY PROPERTIES, INC.

- Building: 50,810 SF on 5.27 acres. Built in 2001. Havertys has operated at this location for more than 14 years.
- 3 Mile Demographics (Source: Sites USA, 2015)
  - Population: 84,938
  - Average HH Income: $87,654
- Location: 11091 Pecan Park Blvd, Cedar Park (Austin), TX; 14 miles northwest of downtown Austin
- Located on the ring road to the Lakeline Mall, a Simon owned 1.1 million SF super-regional mall. The site can be easily accessed from Rt-183 and is surrounded by national retailers including Best Buy, PetSmart, Ross, TJ Maxx. The property is approximately 8 miles west of Dell's corporate headquarters and 13 miles northwest of the University of Texas.



Lakeline Mall
Simon Owned
1.1 Million SF
macy's
Dillard's
Sears
JCPenney
BED BATH & BEYOND
SPORTS AUTHORITY
KOHL'S
Michaels
BARNES & NOBLE
PETCO
183
T.J.maxx
Party City
OLD NAVY
TOYS R US
WORLD MARKET
PETSMART
BEST BUY
OfficeMax
ULTA
ROSS
LOWE'S
WAL-MART SUPERCENTER
SUBJECT PROPERTY
HAVERTYS



SUBJECT PROPERTY
HAVERTYS
Cedar Park
Brushy Creek
Round Rock
Anderson Mill
Jollyville
Wells Branch
Pflugerville
Lago Vista
Hudson Bend
Bee Cave
Lost Creek
West Lake Hills
Austin
Rollingwood
Sunset Valley
Del Valle
Austin-Bergstrom International Airport
Shady Hollow
Bear Creek

Source: Tenant's website

ONE LIBERTY PROPERTIES, INC.

Representative Havertys – Richmond, VA

- Building: 38,788 SF on 2.16 acres. Built in 1979 and renovated and expanded in 2001. Havertys has operated at this location for more than 14 years.
- 3 Mile Demographics (Source: Sites USA, 2015)
  - Population: 55,421
  - Average HH Income: $107,126
- Location: 11501 Midlothian Turnpike, Richmond, VA; 8 miles southwest of downtown Richmond (the capital of Virginia)
- Located directly across from Chesterfield Towne Center, a Macerich owned 1.03 million SF super-regional mall on the heavily trafficked Rt-60 (Midlothian Turnpike, traffic counts exceed 50,000 vehicles daily). The site is surrounded by national retailers including Target, Kohl's, Bed Bath & Beyond, Staples, Ross, Macy's, TJ Maxx and PetSmart.


DICK'S
LOWE'S
Chesterfield Towne Center
Macerich Owned
1.03 Million SF
macy's
Sears
JCPenney
BARNES & NOBLE
BEST BUY
hhgregg
DSW
Office DEPOT
T-J-maxx
PETSMART
STAPLES
TOYS R US
SUBJECT PROPERTY HAVERTYS
Michaels
BED BATH & BEYOND
KOHL'S
TARGET


Wyndham
Hanover County Municipal Airport
Short Pump
Glen Allen
Holly Glen Estates
Laurel
Chamberlayne
Mechanicsville
West End
Henrico
Dumbarton
Lakeside
Tuckahoe
East Highland Park
Highland Springs
Richmond
Bon Air
Midlothian
Montrose
Sandston
Richmond International Airport
SUBJECT PROPERTY HAVERTYS
Bensley
Bellwood
Chesterfield County Airport
Pocahontas State Park
Chesterfield Court House

Source: Tenant's website

Office Depot – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Office Depot, Inc. (NYSE: ODP)
- Represents 5.7% of 2015 contractual rental income
- Leading global provider of office products and services
- The combined entity has more than 1,800 retail stores in 56 countries and closed approximately 400 stores in 2014
- ODP is rated by S&P B- with a positive outlook
- Revenue of $16 billion for the 12 months ended December 27, 2014
- Currently pending merger with Staples, subject to various approvals

- 8 properties representing 206,483 SF

% of 2015 Contractual Rental Income

- Chicago, IL: 1.1%
- Kennesaw (Atlanta), GA**: 1.0%
- Cary (Raleigh-Durham), NC: 0.9%
- El Paso, TX: 0.7%
- Eugene, OR: 0.7%
- Athens, GA: 0.4%
- Lake Charles, LA: 0.4%
- Batavia, NY: 0.5%

- The first 5 locations listed above are subject to similar leases which expire in 2018 and are monetarily cross defaulted.

** This location is currently dark and paying rent


Office DEPOT
Office Depot – Cary, NC

Source: Tenant's website

Representative Office Depot – Chicago, IL

ONE LIBERTY PROPERTIES, INC.

- Building: 23,939 SF on 2.62 acres. Built in 1994. Office Depot has operated at this location for more than 21 years.
- 3 Mile Demographics (Source: Sites USA, 2015)
  - Population: 545,577
  - Average HH Income: $95,515
- Location: 2928 N. Ashland Ave, Chicago, IL; 4 miles northwest of downtown Chicago
- Located in a shopping center co-anchored by Jewel Osco with a 24 hour pharmacy. Other national retailers in the center include T-Mobile, H&R Block, Pier 1 Imports, Game Stop and Super Cuts. The property is approximately 1 mile southwest of Wrigley Field in a dense infill neighborhood.


Wrigley Field
Home of the Cubs
WHOLE FOODS
SUBJECT
PROPERTY
Office DEPOT
Jewel-Osco
MENARDS
PETSMART
COSTCO
Dominick's
Marshalls
SPORTS AUTHORITY


SUBJECT
PROPERTY
Office DEPOT
Park Ridge
Lincolnwood
Rosemont
Schiller Park
Norridge
Harwood Heights
Franklin Park
River Grove
Elmwood Park
Northlake
Stone Park
Melrose Park
River Forest
Oak Park
Berkeley
Bellwood
Hillside
Maywood
Forest Park
Broadview
Westchester
Berwyn
Cicero
Chicago

Source: Tenant's website

Representative Office Depot – Cary, NC

ONE LIBERTY PROPERTIES, INC.

- Building: 33,490 SF on 2.68 acres. Built in 1995. Office Depot has operated at this location for more than 20 years.
- 3 Mile Demographics (Source: Sites USA, 2015)
  - Population: 66,487
  - Average HH Income: $77,322
- Location: 2011 Walnut Street, Cary, NC; 5 miles west of downtown Raleigh
- Situated at the intersection of Interstate 40 (featuring average daily traffic of 103,000 vehicles) and the Cary Parkway (featuring average daily traffic of 128,000 vehicles)
- The property is located in a diverse retail area that features many national retailers including: Lowe's, Target, Home Depot, Regal Cinemas, Toys R Us, Best Buy, Ross, Dick's Sporting Goods, Bed Bath & Beyond, DSW Shoe Warehouse, Marshalls, Petco, Michaels, Pier 1 Imports and Old Navy


126,000 Avg. Daily Traffic
36,000 Avg. Daily Traffic
103,000 Avg. Daily Traffic
Crossroads Blvd
Walnut St
SUBJECT PROPERTY
2011 Walnut Street, Cary, North Carolina
Office DEPOT
DSW
Marshalls
REGAL CINEMAS


Cary
Raleigh
Laurel Hills Park
North Hills Park
JC Raulston Arboretum
University Plaza
Lions Park
Chavis Park
Wade Avenue
Walnut Street
SUBJECT PROPERTY
2011 Walnut Street, Cary, North Carolina
Office DEPOT

Source: Tenant's website

LA Fitness – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: LA Fitness International LLC
- Represents 5.6% of 2015 contractual rental income
- LA Fitness currently operates over 500 clubs in 21 states
- The company was founded in 1984 and is headquartered in Irvine, CA
- 3 properties representing 141,663 square feet

  <u>% of 2015 Contractual Rental Income</u>
  - Secaucus, NJ: 2.5%
  - Tucker, GA: 1.8%
  - Hamilton, OH: 1.3%

Representative LA Fitness – Secaucus, NJ

- Building: 44,863 SF on 1.229 acres
- 3 Mile Demographics (Source: Sites USA 2015)
  - Population: 294,998
  - Daytime Population: 122,762 (within a 3 mile radius)
  - Average HH Income: $81,403
- Location: 485 Harmon Meadow Blvd, Secaucus, NJ; 4 miles west of Manhattan
- The Harmon Meadow development features 2 million SF of office space, 7 hotels and over 1 million SF of retail
- Lease expires 2/28/2025
- Mortgage Debt: $9.6 million at December 31, 2014, which matures on 1/1/2025 at a fixed interest rate of 4.90%


LA FITNESS
LA FITNESS

LA Fitness – Secaucus, NJ


North Bergen
West New York
Union City
Weehawken
Hoboken
Manhattan
495
9A
New Jersey


New York City
SUBJECT PROPERTY
Hertz
Walmart
Marshalls
KOHL'S

Aerial Photo of Secaucus, NJ

Source: Tenant's website

Northern Tool & Equipment – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Northern Tool & Equipment
- Represents 4.9% of 2015 contractual rental income
- A large United States distributor of industrial grade and personal use power tools and equipment
- Acquired The Sportsman's Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain
- The Class A, 30 foot clearance building is situated 18 miles south of downtown Charlotte, NC off Interstate-77

- Location: 1850 Banks Road, Fort Mill, SC
- Building: 701,595 SF on 40 acres
- 3 Mile Demographics (Source: Sites USA, 2015)
  - –Population: 25,008
  - –Average HH Income: $70,671
- Lease expires 4/30/2029
- Mortgage Debt: $26.7 million at December 31, 2014, which matures on 4/1/2029 at a fixed interest rate of 4.875%



Northern Tool – Fort Mill, SC


I-77 96,000 Traffic Count
SUBJECT PROPERTY
1850 Banks Road, Fort Mill, SC
NORTHERN
Energizer
New 877,200 SF D.C Facility under Construction
ROSS
New 1.2 Million SF D.C Facility
West Marine
765,000 SF D.C Facility
N
Huntersville
Charlotte
Kilborne District Park
Mint Hill
Matthews
Pineville
Indian Trail
Weddington
Elon Park and Recreation Center
Waxhaw
Rock Hill
McDowell Nature Preserve
Harrisburg

Source: Tenant's website

Ferguson Enterprises – Tenant Profile

- Tenant: Ferguson Enterprises, Inc.
- Represents 4.5% of 2015 contractual rental income
- One of the largest United States distributors of plumbing supplies, pipes, valves and fittings
- Ferguson is a large and profitable United States operating subsidiary of Wolseley plc (LON:WOS), an international industrial supply & distribution company with a $11 billion market cap

- Location: 4501 Hollins Ferry Rd, Baltimore MD
- 5 miles south of downtown Baltimore
- Building: 367,000 SF on 28 acres
- 3 Mile Demographics (Source: Sites USA, 2015)
  - –Population: 88,706
  - –Average HH Income: $65,079
- Lease expires 3/31/2022
- Mortgage Debt: $21.1 million at December 31, 2014, which matures on 1/1/2037 at a fixed interest rate of 5.79%


FERGUSON

Ferguson - Baltimore, MD


Baltimore
Catonsville
SUBJECT
PROPERTY
FERGUSON

Source: Tenant's website

GAAP Reconciliation

ONE LIBERTY PROPERTIES, INC.

The following table provides a reconciliation of net income per common share (on a diluted basis) in accordance with GAAP to FFO and AFFO:

	2014	2013	2012	2011
Net income	**$ 1.37**	**$ 1.14**	**$ 2.16**	**$ 0.96**
Add: depreciation of properties	0.89	0.77	0.66	0.66
Add: our share of depreciation in unconsolidated joint ventures	0.02	0.03	0.06	0.05
Add: impairment loss/charges	0.07	0.01	-	-
Add: amortization of deferred leasing costs	0.01	0.01	0.01	0.01
Add: Federal excise tax relating to gain on sales	0.02	-	0.02	-
Deduct: gain on sales of real estate	(0.63)	-	(1.32)	(0.07)
Deduct: net gain on sales of real estate of unconsolidated joint ventures	-	(0.30)	-	-
Funds from operations	**1.75**	**1.66**	**1.59**	**1.61**
Deduct: straight-line rent accruals and amortization of lease intangibles	(0.10)	(0.07)	(0.09)	(0.10)
Deduct: lease termination fee income	(0.08)	-	-	
Deduct: gain on extinguishment of debt	-	-	-	(0.08)
Add: our share of straight-line rent accruals and amortization of lease intangibles of unconsolidated joint ventures	-	-	0.01	-
Add: prepayment costs on debt related to sale of real estate	0.10	0.01	-	-
Add: amortization of restricted stock compensation	0.11	0.09	0.08	0.07
Add: amortization of deferred financing costs	0.06	0.06	0.06	0.06
Adjusted funds from operations	**$ 1.84**	**$ 1.75**	**$ 1.65**	**$ 1.56**

OLP INVESTMENT HIGHLIGHTS

ONE LIBERTY PROPERTIES, INC.

- Stockholder return & dividend
- Disciplined track record through economic cycles
- Focus on real estate fundamentals
- Active portfolio management
- Experienced management team